UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 27, 2016

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-36033 (Commission File Number)	EIN 98-1226628 (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104
(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2016, Theravance Biopharma, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Leerink Partners LLC and Evercore Group L.L.C., as representatives of the underwriters named therein (the “Underwriters”), in connection with the offer and sale by the Company of 4,765,000 ordinary shares of the Company, par value $0.00001 per share, at a price to the public of $21.00 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to 714,750 additional ordinary shares to cover over-allotments, which the Underwriters have not yet exercised. The option granted to the Underwriters to purchase additional ordinary shares of the Company expires on May 28, 2016. The Company expects to receive net proceeds from this offering of approximately $93.6 million, or approximately $107.7 million if the Underwriters exercise in full their option to purchase additional shares, after deducting underwriting discounts and commissions and other estimated transaction expenses. The shares are being offered and sold under a prospectus supplement and related prospectus filed with the U.S. Securities and Exchange Commission pursuant to the Company’s shelf registration statement on form S-3 (File No. 333-205275). The offering is expected to close on May 4, 2016, subject to the satisfaction of specified closing conditions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events

On April 27, 2016, the Company issued a press release announcing the proposed public offering, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.   On April 29, 2016, the Company issued a press release announcing the pricing of the public offering, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 8.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act of 1934”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Title of Document

1.1	Underwriting Agreement dated as of April 28, 2016, among Theravance Biopharma, Inc. and Leerink Partners LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion of Maples and Calder.

23.1	Consent of Maples and Calder (included in Exhibit 5.1 hereto).

99.1	Press release dated April 27, 2016.

99.2	Press release dated April 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 2, 2016	/s/ Renee D. Gala
Renee D. Gala
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title of Document

1.1	Underwriting Agreement dated as of April 28, 2016, among Theravance Biopharma, Inc. and Leerink Partners LLC and Evercore Group L.L.C., as representatives of the several underwriters named therein.

5.1	Opinion of Maples and Calder.

23.1	Consent of Maples and Calder (included in Exhibit 5.1 hereto).

99.1	Press release dated April 27, 2016.

99.2	Press release dated April 29, 2016.